UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2023

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32653
(Address of Principal Executive Offices)	(zip code)

386-418-8060
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

                                                                                          Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 31, 2023, Cyclo Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on proposals for (i) the election of the director nominees named in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on June 13, 2023 (“Proposal I”); (ii) the approval of the exercise in full of a warrant to purchase 2,514,970 shares of common stock held by Rafael Holdings, Inc. (“Rafael”) (“Proposal II”), (iii) for the approval of the sale and issuance to Rafael of 4,000,000 shares of common stock and a warrant to purchase an additional 4,000,000 shares of common stock (“Proposal III”), (iv) the approval of the compensation of the Company’s named executive officers (“Proposal III”); and (v) the ratification of the appointment of WithumSmith to serve as the Company’s independent registered public accountants (“Proposal IV”). Stockholders holding an aggregate of 9,304,773 shares of common stock, representing 60.1% of the outstanding shares of the Company’s common stock as of the record date, and which constituted a quorum, were present in person or represented by proxy at the Annual Meeting. The results of the voting at the Annual Meeting are presented below.

Proposal I - The eight director nominees were all elected to the Board as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
N. Scott Fine	6,195,040	148,004	2,961,729
Markus W. Sieger	6,228,102	114,942	2,961,729
Jeffrey L. Tate	6,188,799	154,245	2,961,729
Randall M. Toig	6,216,977	126,067	2,961,729
William S. Shanahan	5,880,749	462,295	2,961,729
F. Patrick Ostronic	6,230,499	112,545	2,961,729
C.E. Rick Strattan	5,888,633	454,411	2,961,729
William Conkling	6,230,349	112,695	2,961,729

Proposal II - The exercise in full of a warrant to purchase 2,514,970 shares of common stock held by Rafael was approved as follows:

For	Against	Abstain	Broker Non-Votes
6,116,084	208,533	18,427	2,961,729

Proposal III - The sale and issuance to Rafael of 4,000,000 shares of common stock and a warrant to purchase an additional 4,000,000 shares of common stock was approved as follows:

For	Against	Abstain	Broker Non-Votes
6,079,511	244,719	18,814	2,961,729

Proposal IV - The compensation of the Company’s named executive officers was approved as follows:

For	Against	Abstain	Broker Non-Votes
5,263,972	484,420	594,651	2,961,729

Proposal V - The ratification of the appointment of WithumSmith+Brown, PC was approved as follows:

For	Against	Abstain	Broker Non-Votes
9,067,425	205,310	32,038	N/A

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc. Date: July 31, 2023 By: /s/ N. Scott Fine N. Scott Fine Chief Executive Officer